EXHIBIT 10.1

                                    AMENDMENT
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

       THIS AMENDMENT is being executed as of the 28th day of September, 1999, by and between TBC CORPORATION (the "Company") and LOUIS S. DiPASQUA (the "Executive").

       THE PARTIES HEREBY AGREE that the Executive Employment Agreement, dated February 18, 1991, between the Company and the Executive (as thereafter restated and amended, the "Agreement"), shall be amended as follows:

       1. The date in the fifth and eighth lines of Section 1 and in the second line of Section 6.C. of the Agreement shall be changed to "September 30, 1999".

       2. Section 4.D.1. of the Agreement shall be revised to read as follows:

                If the Executive's employment with the Company is terminated for any reason, including his death or disability, the Company shall pay the Credited Amounts as of the date of termination, in cash, to the Executive, or in the event of his death, to his designated beneficiary or beneficiaries or his estate, as the case may be, in three substantially equal annual installments, payable on the first business day of each of the first three calendar years following the year in which such termination occurred. Interest shall continue to accrue on the unpaid balance of the Credited Amounts at a rate and in the manner at which interest is then accruing under the Corporation's Executive Deferred Compensation Plan and shall be payable at the time each such annual installment is payable.

       THE PARTIES ACKNOWLEDGE that the Agreement, as amended hereby, remains in full force and effect on the date hereof.

       IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.


                                TBC CORPORATION


                                By/s/ LAWRENCE C. DAY
                                     Lawrence C. Day,
                                     President and Chief Operating Officer


                                /s/ LOUIS S. DiPASQUA
                                LOUIS S. DiPASQUA



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